June 19, 1995





Joseph P. Martori, President
ILX Incorporated
2777 East Camelback Road
Phoenix, Arizona 85016

         Re:      Tammac Financial Corp. ("Tammac")
         to:      ILX Incorporated ("ILX" or "Borrower")
                  Resort:    Kohl's Ranch Resort
                             Payson, Arizona

Dear Mr. Martori:

         Pursuant to our various discussions, you have requested that Tammac make a loan to ILX in the amount of up to $10,000,000.00 (the "Loan"), which is to be secured by Acceptable Contracts (as that phrase is hereinafter defined) and certain other assets owned by ILX.

         After reviewing ILX's request for financing as hereinabove set forth, Tammac is pleased to confirm its proposal to make the Loan subject to the execution and delivery of the loan documentation in form and substance as is satisfactory to Tammac and its counsel and subject to the following terms and conditions:

I.       THE LOAN:

A.       Borrower:                ILX Incorporated, an Arizona
         --------                 Corporation.

B.       Amount of Loan:          Up to $10,000,000.00 (sometimes
         --------------           hereinafter referred to as the
                                  "Advance Limit").


C.       Advances:                Advances shall be made on the basis of eighty-
         --------                 five (85%) percent multiplied by the aggregate
                                  remaining  principal balance of the Acceptable
                                  Contracts (as herein defined), or such greater or lesser (but only as may be necessary so the Advance request does not cause the aggregate amount of all Advances to exceed the Advance
                                  Limit) percentage as Tammac shall, from time to time, establish, provided, however, that the aggregate amount of Advances outstanding shall not exceed $10,000,000.00 and the sums advanced pursuant to the Loan, even if in excess of the Advance Limit, shall be secured by the Collateral (as hereinafter defined).

                                  Provided no event of default under the Loan Documents or any obligations due and owing by Borrower to Tammac, whether presently existing or thereafter arising, exists or is continuing, and provided further that no Advances will be made to Borrower if the aggregate amount of all Advances (including the Advance requested) exceeds or would exceed the Advance Limit, Advances will be made during the period commencing from the closing date of the Loan and ending twenty-four (24) months thereafter (the "Draw Period"). The request for an Advance must be at least in the amount of $50,000.00.

                                  For purposes of this letter, an Acceptable Contract shall be a consumer contract or agreement and all related documents ("Contract" or "Contracts") entered into between the Borrower as seller and/or lender and a consumer ("Consumer") as the purchaser and/or borrower of (or relating to) a timeshare interest (a "Unit Week" or "Timeshare Estate"), defined in and created by the project documents relating to Kohl's Ranch Resort located in Payson, Arizona (the "Resort" or the "Project"), together with all amendments, supplements and modifications thereto, which satisfy the following requirements, and which are in all other respects acceptable to Tammac: (i) Borrower is the seller of a Unit Week under a Contract to a Consumer who is a United States resident;
                                  (ii) the purchase price under the terms of the Contract is payable in not more than 84 equal monthly installments of principal and interest in U.S. currency, except that up to fifteen (15%) percent of the aggregate principal sums advanced to Borrower under the Loan may provide for the purchase price under the Contracts to be payable in up to one hundred and twenty (120) equal monthly installments of principal and interest in U.S. currency; (iii) no monthly installment is more than 30 days contractually delinquent under the original terms of the Contract, and neither the Borrower nor the Consumer is (in the sole discretion of Tammac) materially in default under the terms of the Contract; (iv) all documents relating to the Contract and Project have been executed and delivered and copies are readily available to Tammac in the files of Borrower; (v) none of the Contracts are or shall be subject to any defense, offset, counterclaim, discount or allowance except as otherwise consented to in writing by Tammac;
                                  (vi) the terms of any Contract and all related documents shall comply in all respects with all applicable laws and regulations promulgated thereunder, including without limitation the provisions of the Federal
                                  Consumer Credit Protection Act of 1968, the Federal Consumer Leasing Act of 1976, the Real Estate Settlement Procedures Act, Regulation X, the Truth-in-Lending Act and Regulation Z;
                                  (vii) a cash down payment has been received in an amount equal to at least 10% of the purchase price under the Contract or, if the Consumer is upgrading his Unit Week, the 10% requirement may be met by aggregating the cash down payment and principal payments under the prior and current Contracts, prior to any discount; (viii) the rate of interest thereon applied to the unpaid balance is at least fourteen (14%) percent per annum, on a simple interest basis; (ix) the Consumer has immediate access to a Unit Week which has been developed to the specifications provided in the Project documents, approvals and Contract;
                                  (x) any applicable statutory or contractual "cooling off" or recision period has expired;
                                  (xi) under which no single Consumer has a balance due Borrower in excess of $15,000.00 unless specifically approved in writing by Tammac; (xii) Borrower is the sole owner of the Contract and has not sold, assigned, mortgaged, pledged or hypothecated all or any portion thereof, nor is the Contract subject to any claim, lien or security interest of any person or entity, including without limitation, the United States, or any agencies or instrumentalities thereof; (xiii) an Acceptable Contract shall not include a Contract where the Consumer shall have filed for protection under any bankruptcy or insolvency laws or shall have been the subject of a repossession or foreclosure, and (xiv) the Contract shall be valid, enforceable and legally binding upon the Consumer.

D. Maturity of the Loan: Unless accelerated pursuant to the terms and -------------------- conditions of the Loan Documents, the maturity of the Loan  shall be six (6)  years  from the
                                  date of the expiration of the Draw Period,  at
                                  which  time the  Borrower  shall pay to Tammac
                                  the  unpaid  principal  balance  of the  Loan,
                                  together with all accrued and unpaid  interest
                                  thereon   and  all  other   unpaid   fees  and
                                  expenses.

E.       Interest Rate:           (i)    Interest shall be payable monthly on so
         -------------                   much of the  principal of  the Loan  as
                                         shall   have  been   advanced   to  the
                                         Borrower  and be unpaid  at a  floating
                                         rate of  four  (4%)  percentage  points
                                         above  the   highest   prime   rate  as
                                         announced,  from  time to time,  in The
                                         Wall  Street   Journal.   The  rate  of
                                         interest  may change  from time to time
                                         without notice to the Borrower and each
                                         such change  shall be  effective on the
                                         date such change  occurs.  In no event,
                                         however,  shall  the  rate of  interest
                                         exceed the  maximum  allowable  by law.
                                         All  computations  of interest shall be
                                         based on a  calendar  year  having  360
                                         days.

                                  (ii) Upon the occurrence and during the continuance of an Event of Default, the rate used to calculate the interest rate due on the Loan may, at the option of Tammac, increase by five (5%) percentage points per annum above the then applicable interest rate referred to above (the "Default Rate").

                                  (iii) In the event Tammac receives a payment of interest or principal more than fifteen (15) days after the date due, such payment shall be subject to a late charge of five (5%) percent of such payment (the "Late Charge"). The Late Charge represents the cost to Tammac in processing late payments and shall not be deemed to constitute additional interest.

F.       Mandatory Payments:             Unless  accelerated  pursuant  to   the
         ------------------              terms  and  conditions   of  the   Loan
                                         Documents or paid before the  scheduled
                                         maturity  date,  the Borrower shall pay
                                         to Tammac  ninety-six (96)  consecutive
                                         minimum  monthly  payments  each  in an
                                         amount  equal  to   ninety-four   (94%)
                                         percent   of  the   scheduled   monthly
                                         payments of principal  and interest due
                                         on the Acceptable  Contracts comprising
                                         the  collateral  security for the Loan.
                                         All mandatory  payments as  hereinabove
                                         provided  shall be applied first to the
                                         payment of accrued and unpaid  interest
                                         and the balance shall be applied to the
                                         payment of  installments  of  principal
                                         then  remaining  unpaid.  The aforesaid
                                         payments shall be payable in arrears on
                                         the  first day of each  calendar  month
                                         commencing  on the  first  (1st) day of
                                         the month  next  following  the date of
                                         the Loan  closing  and  shall  continue
                                         until  such time as the full  principal
                                         sum,  together  with all amounts  owing
                                         under  the Loan have been paid in full.
                                         The aforesaid payments shall be payable
                                         out of the monthly collections received
                                         under the Acceptable Contracts.  In the
                                         event the monthly  collections from the
                                         Acceptable  Contracts are  insufficient
                                         to pay principal and/or interest on the
                                         Loan,   the  Borrower   shall  pay  the
                                         interest and/or principal insufficiency
                                         on  the   first   of  each   month   as
                                         aforesaid.

                                         If, at any time  during the term of the
                                         Loan, any of the  Acceptable  Contracts
                                         fail  to  continue  to  be   Acceptable
                                         Contracts and, as a result,  the amount
                                         advanced exceeds the Advance Limit, the
                                         Borrower    will   be    required    to
                                         immediately  prepay an amount  equal to
                                         the  excess  borrowing.  If at any time
                                         the aggregate outstanding amount of the
                                         Loan shall  exceed the  Advance  Limit,
                                         Borrower   shall   immediately   notify
                                         Tammac   of  such   fact   and  make  a
                                         mandatory  prepayment  in  such  amount
                                         necessary  (including accrued interest)
                                         to  reduce  the  outstanding  principal
                                         amount  of  the  Loan  to  the  Advance
                                         Limit.  If a  mandatory  prepayment  is
                                         required   as  herein   provided,   the
                                         Borrower  shall have the right,  during
                                         the Draw Period, in lieu of payments to
                                         eliminate  all,  or  any  part,  of the
                                         excess  borrowing and thereby avoid the
                                         obligation    to   make   a   mandatory
                                         prepayment  by: (a) promptly  notifying
                                         Lender   in   writing   of   Borrower's
                                         intention  to  assign  new   Acceptable
                                         Contracts of equal or greater  value to
                                         the  required  amount and (b)  promptly
                                         effectuating  the assignment of the new
                                         Acceptable  Contracts,  but in no event
                                         later than five (5) business days after
                                         notice of the over  Advance  is sent to
                                         Borrower  by  Tammac.   Any   mandatory
                                         prepayments  made  hereunder  shall not
                                         affect  the due date or the  amount  of
                                         any other required  payments to be made
                                         under the Loan.

G.       Voluntary Prepayment:           The  Borrower  shall have the right  to
         --------------------            prepay the principal of the Loan at any
                                         time without penalty or premium.

H.       Servicing of Acceptable         Borrower   shall,   at  its  cost   and
         -----------------------         expense,   enter   into   a   servicing
         Contracts:                      agreement   with  a  servicing   entity
                                         selected  by Borrower  and  approved by
                                         Tammac ("Servicing  Agent"), to service
                                         the Acceptable Contracts. The servicing
                                         agreement  must  be,  in  all  respects
                                         satisfactory to Tammac and its counsel.
                                         The  Servicing  Agent shall  furnish to
                                         Tammac such reports,  documentation and
                                         information  regarding  the  Acceptable
                                         Contracts as is reasonably satisfactory
                                         to Tammac.

I.       Collection of Monies            Borrower  and/or  the  Servicing  Agent
         --------------------            shall  maintain a  depository  Dominion
         Due Under Contracts:            Account   at   an   insured   financial
         -------------------             institution  selected by  Borrower  and
                                         acceptable  to  Tammac  into  which all
                                         payments   due  under  the   Acceptable
                                         Contracts will be made. All proceeds of
                                         the  Acceptable   Contracts   shall  be
                                         deposited  in the form  received by the
                                         Borrower  into the  aforesaid  Dominion
                                         Account.   Borrower,   Tammac  and  the
                                         selected   and    approved    financial
                                         institution  shall enter into an agency
                                         or   lock   box   agreement    ("Agency
                                         Agreement"),   the   terms   of   which
                                         agreement shall be acceptable to Tammac
                                         and Tammac's  counsel,  and which shall
                                         provide,  among other  things,  for the
                                         said  financial  institution  to  apply
                                         for,  obtain and maintain in Borrower's
                                         name a post  office  box to  which  all
                                         payments under the Acceptable Contracts
                                         shall  be made  and to  deposit  in the
                                         Dominion  Account all funds received in
                                         connection    with    the    Acceptable
                                         Contracts  and turn said  funds over to
                                         Tammac,  all  in  accordance  with  the
                                         terms  and   conditions   of  the  Loan
                                         Agreement  to be entered  into  between
                                         Borrower  and  Tammac  and  the  Agency
                                         Agreement. The said post office box and
                                         Dominion  Account  shall be  subject to
                                         the  exclusive  control  of  Tammac  in
                                         accordance  with the  terms of the Loan
                                         Agreement  and  Agency  Agreement.  The
                                         financial   institution   selected  and
                                         approved  as agent shall  transfer  the
                                         funds deposited to the Dominion Account
                                         by wire  transfer  or check as shall be
                                         directed by Tammac.

                                         Borrower  shall  instruct  all  of  the
                                         Consumers    under    the    Acceptable
                                         Contracts  to direct  remittances  to a
                                         post office box  established  by Tammac
                                         in  the  name  of  the  Borrower.   All
                                         proceeds  of the  Acceptable  Contracts
                                         shall be  directed  to such post office
                                         box,  whether  in  the  form  of  cash,
                                         checks,    drafts,   notes   or   other
                                         remittances received by the Borrower in
                                         payment  of or on account of any of the
                                         Acceptable  Contracts.  Upon receipt by
                                         Tammac,  all  such  proceeds  shall  be
                                         applied  to  payment in full or in part
                                         of the principal or interest due on the
                                         Loan or to any other  obligation of the
                                         Borrower  to  Tammac  in such  order as
                                         Tammac may elect.

J.       Collateral:              (i)    A  first lien on all of  the Acceptable
         ----------                      Contracts    and    related    consumer
                                         documents, which shall be enumerated on
                                         schedules   prepared  by  Borrower  and
                                         approved by Tammac.

                                  (ii) A valid third lien on the entire real property, structures and fixtures located thereon at the Resort, subject, however, to an existing first lien on said Resort in the approximate principal balance of no more than $932,250.00 and a second lien in the approximate principal sum of $380,000.00 granted to Kohl's Ranch Associates, an Arizona general partnership. Provided the Borrower is not in default under the Loan Documents, upon the Borrower's request, Tammac shall subordinate its third lien position on the Resort to one or more prior liens thereon held by one or more financial institutions or reputable funding  sources  having  an  aggregate
                                         principal   balance  of  no  more  than
                                         $2,480,000,  which  shall  include  the
                                         remaining  principal balance due on the
                                         aforesaid  existing  first  and  second
                                         liens,  if any. The form and  substance
                                         of  any  agreement  providing  for  the
                                         priority of these lien positions  shall
                                         be  satisfactory  in  all  respects  to
                                         Tammac and its counsel.

                                  (iii) A valid perfected security interest in all fixtures, furnishings, equipment, machinery, apparatus, fittings,
                                         building   material   and  articles  of
                                         personal  property  of  every  kind and
                                         nature  whatsoever,  now  or  hereafter
                                         located  in or upon any  portion of the
                                         Resort  used or  usable  in  connection
                                         with any present or future operation of
                                         the Resort and acquired by Borrower.

                                  (iv)   A collateral  assignment of all leases,
                                         rents  and  profits   relating  to  the
                                         Resort.

                                  (v) All of the Borrower's (a) accounts and accounts receivables relating to the Acceptable Contracts; (b) inventory located at the resort; (c) machinery, equipment, furniture and fixtures located at the Resort or in any way relating to the Resort, which shall include, but not be limited to, all assets and/or rights in and to the water company (when acquired by borrower) servicing the Resort; (d)
                                         contract   rights   relating   to   the
                                         Acceptable   Contracts;   (e)   general
                                         intangibles  relating to the Acceptable
                                         Contracts;  (f)  interests in marketing
                                         or direct mail  agreements  relating to
                                         the  Resort  as  same   relate  to  the
                                         Acceptable  Contracts;   (g)  licenses,
                                         contracts,   management   contracts  or
                                         agreements,   permits  or  certificates
                                         relating to the  Resort;  (h) rights as
                                         declarant,   Borrower,   owner   and/or
                                         otherwise under the governing documents
                                         or restrictive  covenants affecting the
                                         Resort;  and (i)  proceeds and products
                                         of the  foregoing,  which the  Borrower
                                         may have or may  hereafter  acquire and
                                         relating to or used in connection  with
                                         the Resort.

II.      CONDITIONS PRECEDENT:

A.       Preliminary                     The   closing  of  the  Loan  shall  be
         -----------                     subject  to  the  receipt,  review  and
         Documentation:                  approval   by  Tammac,   and   Tammac's
         -------------                   counsel, of the following:

                                         True    copies    of    all    Consumer
                                         Documentation  relating  to the Resort,
                                         including,  but  not  limited  to,  the
                                         Public  Offering  Statement  or similar
                                         documentation;

                                  (ii) The filed certificate or articles of incorporation and by-laws, as amended to date, for the Borrower. This requirement may be satisfied by a written statement that the certificate or articles of incorporation and by-laws of the Borrower, which are currently in Tammac's possession, have not been amended or modified in any respect;

                                  (iii)  The  names and  titles of all  officers
                                         and  directors  of the  Borrower.  This
                                         requirement   may  be  satisfied  by  a
                                         written  statement  that the  aforesaid
                                         information   currently   in   Tammac's
                                         possession has not been modified;

                                  (iv) Certificates of good standing for the Borrower, or such other documentation as is reasonably satisfactory to Tammac, in all jurisdictions in which it is authorized to do Business;


                                   (v) Corporate franchise tax searches and/or a certificate from the Director of Revenue, or such other documentation as is reasonably satisfactory to Tammac, that no taxes are due to the taxing authorities with respect to the Borrower;

                                  (vi) Continuation uniform commercial code financing searches for the borrower;


                                  (vii) A completed and signed Environmental Questionnaire relating to the Resort;

                                  (viii) Federal tax lien,  state tax lien,  and
                                         judgment searches for the Borrower;

                                  (ix) Evidence of compliance with all applicable federal, state and local environmental laws, rules, regulations and ordinances relating to the Resort;

                                  (x) A listing and copy of all certificates, permits and licenses required in connection with the operation of the Resort and the sale and financing of Timeshare Estates;

                                  (xi) Evidence that all applicable approvals for the use and occupancy of the Resort and the sale of Timeshare Estates therein have been obtained and remain valid from all governmental authorities, agencies or public utility companies having jurisdiction. All such approvals and permits shall be legally valid and shall remain in full force and effect for so long as any obligations remain outstanding from the Borrower to Tammac;

                                  (xii) Any and all agreements with local, state or federal governmental or quasi-governmental authorities relating, in any way, to the use and/or operation of the Resort;

                                  (xiii) A   true   copy   of   any   management
                                         agreements  relating to the  management
                                         of the Resort;

                                  (xiv) If requested by Tammac, a true copy of all leases relating to or affecting the Resort;

                                  (xv) A permanent certificate of occupancy or similar approval certificate issued by
                                         the      appropriate       governmental
                                         official(s)  having  jurisdiction  over
                                         the Resort;

                                  (xvi) Evidence of compliance and conformity with all zoning and land use laws and regulations relating to the Resort;

                                  (xvii) Evidence  of  the  availability  of all
                                         utilities,  adequate water and sanitary
                                         sewer facilities servicing the Resort;

                                  (xviii)a  listing  and   description   of  any
                                         pending lawsuits involving the Borrower
                                         in which the Borrower is a defendant or
                                         otherwise  defending any claim which is
                                         in excess of $10,000.00;

                                  (xix) Written authorizations and/or waivers from any creditors authorizing the transactions contemplated herein if so required pursuant to said lender's loan documents.

                                  (xx) A true copy of the deed conveying title in and to the Resort to the Borrower;

                                  (xxi)  A true  copy of all  deeds  of trust or
                                         mortgages,   and   related   documents,
                                         encumbering the Resort;

                                  (xxii) A true copy of the Public  Report filed
                                         with    the     appropriate     Arizona
                                         authorities,   and   evidence   of  its
                                         acceptance   and/or  approval  by  said
                                         authorities;

                                 (xxiii) A   true    copy   of   all    reports,
                                         correspondence,      memoranda      and
                                         documentation     relating    to    the
                                         environmental conditions of the Resort,
                                         including, but not limited to, a "Phase
                                         I" audit  report,  a written  proposal,
                                         which   has   been   accepted   by  the
                                         Borrower,  from  one or  more  licensed
                                         engineers   relating  to  any  and  all
                                         approvals   for   aquifer    protection
                                         permits and the  approval of the septic
                                         system  now   servicing   the   Resort,
                                         evidence  of the water flow rate to the
                                         Resort,      correspondence      and/or
                                         documentation  to or from the Borrower,
                                         the     Borrower's      counsel     and
                                         representatives    and   the    Arizona
                                         Department  of  Environmental  Quality,
                                         which  address or relate to the aquifer
                                         protection permit  requirements and the
                                         approval  of the septic  system for the
                                         Resort;

                                  (xxiv) Evidence of Borrower's  purchase of the
                                         assets  of  the  water   company  which
                                         service the Resort;

                                  (xxv)  Evidence  of  the   Resort's   and  the
                                         Borrower's    compliance    with    the
                                         American's  with  Disabilities  Act (42
                                         U.S.C. 12101);

                                  (xxvi) Information and documentation  relating
                                         to the  assignment  of  the  Borrower's
                                         partnership  interest in Los  Abrigados
                                         Partners,    Limited   Partnership   to
                                         Martori Enterprises,  Edward J. Martori
                                         and all subsequent assignments thereof;

                                 (xxvii) A complete  response to the outstanding
                                         documentation   requirements  noted  in
                                         Tammac's  counsel's  letter  to  Samuel
                                         Ciatu,   Esq.,  dated  March  8,  1995,
                                         relating     to     prior     financial
                                         accommodations   entered  into  by  and
                                         among Borrower and Tammac; and

                                (xxviii) An opinion  letter from the  Borrower's
                                         counsel   satisfactory  to  Tammac  and
                                         Tammac's counsel.

B.       Title Insurance:                The Borrower  shall furnish Tammac with
         ---------------                 a mortgage  title  insurance  policy in
                                         the  amount of  $2,000,000.00  covering
                                         the Resort  satisfactory to Tammac, the
                                         premium  for which  shall be payable by
                                         the  Borrower  insuring the interest of
                                         Tammac to be a valid  third lien on the
                                         Resort,  free and clear of all defects,
                                         liens,  encumbrances  and exceptions to
                                         title whatsoever, except for exceptions
                                         that  are   approved   by  counsel  for
                                         Tammac.

C.       Survey:                         The   Borrower  shall  furnish   Tammac
         ------                          with  a  current boundary and  location
                                         survey  of  the  Resort   with  a  seal
                                         certified   to   Tammac,   and/or   its
                                         successors  and assigns,  the Borrower,
                                         the title insurance company,  the title
                                         agency,   if  any,   and  the   closing
                                         attorney representing the Borrower. The
                                         survey must:  (i) show the Resort to be
                                         free  of  encroachments,  overlaps  and
                                         other  survey  defects;  (ii)  show the
                                         courses and  distances of the lot lines
                                         for the  Resort;  (iii)  show  that all
                                         existing   improvements   are   located
                                         within said lot and building lines; and
                                         (iv) show the location of all above and
                                         below ground  easements,  improvements,
                                         appurtenances, utilities, rights-of-way
                                         and ingress and egress by  reference to
                                         book and page numbers, as appropriate.

D.       Insurance:               (i)    Fire   and   other   hazard   insurance
         ---------                       covering the Resort, including, but not
                                         limited to fire and extended  coverage,
                                         in such  amounts and by such  insurance
                                         companies  as  Tammac  shall   approve,
                                         together with a standard form insurance
                                         endorsement   in  form  and   substance
                                         satisfactory to Tammac showing Tammac's
                                         interest  shall be  required,  together
                                         with   the    original    policies   of
                                         insurance, if so requested by Tammac;

                                  (ii) Business and/or rental interruption insurance in amounts and with insurance companies that are reasonably satisfactory to Tammac, naming Tammac as additional insured and loss payee, together with a paid premium receipt evidencing payment of the insurance premium for a period of one year from the date of the Loan Closing; and

                                 (iii) Comprehensive general public liability coverage with respect to the Borrower against claims for bodily injury, death, personal injury and property liability, naming Tammac as an additional insured, in an amount determined by Tammac, but in no event with limits less than: (i) $3,000,000.00 for death or injury to any one person; (ii) $1,000,000.00 for any one occurrence; and (iii) $1,000,000.00 for property damage. In addition, a paid premium receipt evidencing payment of said insurance premium for a period of one (1) year from the date of the Loan Closing.

E.       Flood Insurance:                If, on the date of the closing of Loan,
         ---------------                 any  substantial  improvements  at  the
                                         Resort  are in an area  that  have been
                                         identified  by the Secretary of Housing
                                         and Urban Development as having special
                                         flood  or  mud  slide  hazards,  and on
                                         which the sale of flood  insurance  has
                                         been made available  under the National
                                         Flood   Insurance   Act  of  1968,   as
                                         amended,  the Borrower will be required
                                         to  purchase a flood  insurance  policy
                                         satisfactory  to  Tammac.  In lieu of a
                                         flood insurance policy as aforesaid,  a
                                         certificate  confirming that the Resort
                                         is not located  within a "special flood
                                         hazard  area"  shall  be  furnished  to
                                         Tammac.

F.       Documentation:           (i)    The  Loan  Agreement,  Promissory Note,
         -------------                   Deed of Trust covering the Resort,  and
                                         related documents,  including,  but not
                                         limited  to, the  security  agreements,
                                         certifications  and opinion  letters of
                                         the   Borrower's   counsel,   shall  be
                                         executed and  delivered by the Borrower
                                         and the Borrower's counsel, as the case
                                         may  be,  in a form  and  substance  as
                                         shall  be  satisfactory  to Tammac  and
                                         its counsel.

                                  (ii) The necessity for, and form and substance of each and every document relating to the Loan and the security therefor, or incident thereto, and any proceedings incident thereto, title and evidence thereof, and all questions relating to the validity and priority of the mortgages or deeds of trust to be granted by the Borrower, shall be determined by and must be satisfactory to counsel for Tammac.

                                  (iii) Borrower's counsel shall provide to Tammac a legal opinion regarding the Resort, the Loan, the Contracts and related documents and various other matters pertaining to the Loan, the Acceptable Contract's compliance with all applicable laws, regulations and requirements, all in form and substance satisfactory to Tammac and Tammac's counsel.

G.       Legal Compliance:        (i)    The  Borrower  shall, if  requested  by
         ----------------                Tammac  provide  evidence  in form  and
                                         substance  satisfactory  to Tammac that
                                         it has: (a)  conducted  its business in
                                         conformity with all federal,  state and
                                         local laws, rules, regulations,  orders
                                         and ordinances; and (b) complied in all
                                         respects with the applicable provisions
                                         of  the  Employment  Retirement  Income
                                         Security  Act of 1974,  29 USC  Section
                                         1001, et seq., as amended ("ERISA") and
                                         all  regulations  issued  thereunder by
                                         the United States Treasury  Department,
                                         Department of Labor and Pension Benefit
                                         Guaranty Corporation.

                                  (ii) The Borrower shall furnish to Tammac such evidence as Tammac may require to demonstrate current full compliance with all applicable building, zoning, health, environmental protection and safety laws, ordinances and regulations (including approval of board of fire underwriters and local private or public sewer or water utilities) from all authorities having jurisdiction relating to the Resort. The Borrower shall provide such evidence as Tammac may reasonably require to demonstrate compliance with the Americans with Disabilities Act, 42 U.S.C. 12101.

                                  (iii) The Borrower shall certify or furnish to Tammac other satisfactory evidence at the time of closing that there is no action or proceeding pending before any court or administrative agency with respect to the validity of the mortgage loans or of any laws, ordinances or regulations, and any certifications or permits, issued thereunder, pertaining to the Resort or any Collateral. The Borrower shall certify or supply other evidence satisfactory to Tammac that the Borrower is not a party to any existing or pending or threatened litigation.

                                  (iv) In addition to the foregoing, and without in anyway limiting the generality of the foregoing requirements, if the Resort is being used for any purpose which has not been previously disclosed to Tammac, the Borrower shall produce a letter issued from the appropriate governmental officials that the current uses of the Resort are not in violation of any
                                         applicable   zoning   requirements   or
                                         restrictions.

H.       Environmental                   The   Borrower  shall   provide  Tammac
         -------------                   with  all  representations,  warranties
         Compliance:                     and covenants  required by Tammac so as
         ----------                      to protect  Tammac  from the effects of
                                         any    environmental    law,   statute,
                                         ordinance   or   regulation    now   or
                                         hereafter  promulgated  by any federal,
                                         state or  local  government  or  agency
                                         thereof.

I.       Exchange Group                  The Borrower shall maintain  membership
         --------------                  in  one  or  more  timeshare   exchange
         Membership:                     services  satisfactory to Tammac, until
         ----------                      such  time as the Loan has been paid in
                                         full.

J.       Validity of Proposal:    (i)    The  validity  of this proposal will be
         --------------------            subject   to   the   accuracy   of  all
                                         information,  representations, exhibits
                                         and other  materials  submitted with or
                                         in  support of the  Borrower's  request
                                         for the Loan,  or other  data,  and any
                                         change  incident  thereto shall, at the
                                         option of Tammac,  void all obligations
                                         of Tammac under the  provisions of said
                                         proposal.

                                  (ii) Tammac reserves the right to continue its investigations as to the creditworthiness of the Borrower subsequent to the delivery of this letter and in the event Tammac should discover any information subsequent to the issuance of this letter which, if discovered prior to the delivery hereof, would have resulted in rejecting the application for the extension of credit, then and in that event, Tammac shall have the right to withdraw this proposal letter.

K.       Assignment:                     This proposal shall not be  assignable,
         ----------                      without  the prior  written  consent of
                                         Tammac   and   any   attempt   at  such
                                         assignment  without such consent  shall
                                         be void.

III.     GENERAL CONDITIONS:

         The Loan and related documents are subject to satisfaction by the Borrower of the Conditions Precedent noted above and the negotiation, execution and delivery of the loan documentation satisfactory to all parties thereto. This documentation shall include representations and warranties, the granting of security interests, covenants and events of default of the kind and nature generally utilized by Tammac for similar transactions, including without limitation, the following:

A.       Cross Default:
         -------------

         A default in the Loan and/or any related documents shall be a default in any other obligations of the Borrower owing to Tammac at any time.

B.       Cross-Collateralization
         -----------------------

         The Loan and any other obligations of the Borrower shall be deemed collateralized by the Resort and all other Collateral hereinabove referred to.

C.       Representations and Warranties:
         ------------------------------

         The Loan Documents shall contain such representations and warranties to be made on behalf of the Borrower and shall be satisfactory to counsel for Tammac and of the kind and nature generally utilized by Tammac in loan transactions of this type.

D.       No Secondary Financing:
         ----------------------

         So long as any obligations are outstanding to Tammac, there shall be no secondary financing secured by any of the Collateral, nor any transfer of title of any of the Collateral, except in the ordinary course of the Borrower's business, without the prior written approval of Tammac.

E.       Financial Information:
         ---------------------

         The Borrower will provide Tammac, within sixty (60) days of the close of each quarter-annual fiscal period, with quarterly financial statements certified by the Borrower's Chief Financial Officer and within one hundred twenty (120) days of the close of each fiscal year audited financial statements. Each such statement shall be in such form and in such detail as shall be satisfactory to Tammac and shall be prepared by independent certified public accountants selected by the Borrower and satisfactory to Tammac. All such statements shall be prepared in accordance with generally accepted accounting principles consistently applied.

         The  Borrower  shall also  provide  to  Tammac,  on or before the tenth
         (10th) day of each month, a detailed aging report setting forth the amount due and owing on Acceptable Contracts as of the close of the preceding month, together with a reconciliation report satisfactory to Tammac showing all collections, payments and adjustments thereto on the Borrower's books as of the close of the preceding month. Tammac shall have the right to make test verifications of any and all Acceptable Contracts in any manner and through any medium Tammac considers advisable and Borrower shall render any necessary assistance to Tammac in that regard.

IV.      MISCELLANEOUS:

A.       Obligations of Tammac:          All obligations on the part  of  Tammac
         ---------------------           in   connection    with   the   subject
                                         transactions,   and  all  matters  with
                                         respect     to    title,     covenants,
                                         restrictions,  lien searches  affecting
                                         the Collateral, as well as with respect
                                         to the  validity  and  priority  of the
                                         liens  of  Tammac,  and  the  form  and
                                         substance of all documents necessary to
                                         effect the  consummation of the subject
                                         transactions shall be determined by and
                                         must be  satisfactory to Tammac and its
                                         counsel.

B.       Legal Fees and Expenses: (i)    The acceptance of this proposal  letter
         -----------------------         shall    constitute    the   Borrower's
                                         unconditional   agreement  to  pay  all
                                         fees, expenses and charges with respect
                                         to the subject transactions as outlined
                                         herein  (whether  or not the closing of
                                         the    transactions    ever    occurs),
                                         including    without    limiting    the
                                         generality   thereof,   recording   and
                                         filing fees, insurance premiums, search
                                         fees,  the fees and expenses of counsel
                                         for  Tammac,  the fees and  expenses of
                                         Tammac's  inspectors or appraisers,  if
                                         any  and  other  fees  or   assessments
                                         payable   in   connection    with   the
                                         transactions.  Notwithstanding anything
                                         contained  herein to the contrary,  the
                                         Borrower's   obligation   to   pay   or
                                         reimburse  Tammac  for  Tammac's  legal
                                         fees shall be capped at $5,000.00.

                                  (ii) The interest of the Borrower and Tammac are or may be different and may conflict. Tammac's attorneys shall represent only Tammac and not the Borrower. The Borrower therefore is advised to employ an attorney (or attorneys) of its choice to represent its interests.

C.       Applicable Law:                 Notwithstanding the place of acceptance
         --------------                  of  this  proposal,  or  the  place  of
                                         execution of any of the Loan Documents,
                                         this proposal  shall be deemed made and
                                         accepted in Wilkes-Barre, Pennsylvania,
                                         and   the   Borrower   agrees   by  the
                                         acceptance hereof that the validity and
                                         interpretation of this proposal and the
                                         instruments   of    indebtedness    and
                                         instruments  of  security  contemplated
                                         herein shall be governed by the laws of
                                         the   Commonwealth   of   Pennsylvania,
                                         unless such documents  shall  expressly
                                         provide otherwise.


D.       Changes and Amendment:          No  changes in the  provisions  of this
         ---------------------           proposal   letter  shall  be  valid  or
                                         binding   unless    acknowledged    and
                                         confirmed in writing by the undersigned
                                         officer of Tammac.

E.       Closing Date:                   The  closing  date of the  Loan and all
         ------------                    related  documents  must occur no later
                                         than  ninety (90) days from the date of
                                         the   Borrower's   acceptance  of  this
                                         proposal letter.

F.       Term of Proposal:               Subject to the aforementioned terms and
         ----------------                conditions, and there being no material
                                         adverse   change   in   the   financial
                                         condition  of  the  Borrower  prior  to
                                         closing,  the proposal to make the Loan
                                         shall  remain in full  force and effect
                                         for a period of up to one hundred  five
                                         (105)   days  from  the  date  of  this
                                         proposal   letter,   provided  same  is
                                         accepted in full by the Borrower within
                                         fifteen (15) days from the date of this
                                         letter.   If  not  so  accepted,   this
                                         proposal   shall  be   deemed  to  have
                                         expired  and shall be null and void and
                                         of no effect.

         I believe this proposal outlines our conversations and I look forward to working with you on this transaction. Please indicate your acceptance of this proposal letter by executing the enclosed copy and returning same to me, whereupon this proposal letter shall constitute a binding agreement in accordance with its terms.

                                          Very truly yours,

                                          TAMMAC FINANCIAL CORP.


                                          BY: /s/ANDY G. ROOSA
                                             -----------------------------------
                                             ANDY G. ROOSA, President



         The undersigned authorized representative of ILX Incorporated, an Arizona corporation, has read the above proposal letter, and on behalf of ILX Incorporated agrees to and accepts the terms and conditions as outlined. On behalf of ILX Incorporated, Tammac is authorized to have its counsel commence the necessary documentation at its earliest convenience.

ILX INCORPORATED, an Arizona Corporation


By: /s/NANCY J. STONE                     Dated:  7/6/95
   --------------------------------             ------------------------------
   NANCY J. STONE, Executive
   Vice President